                                                                   EXHIBIT 10.45

                            PARISH OF TRINITY CHURCH
                                74 TRINITY PLACE
                            NEW YORK, NEW YORK 10005

                                                               November 20, 2001

PhotoDisc, Inc.
One Hudson Square
75 Varick Street
New York, New York 10013

               Re: Lease dated as of April 1, 2000 between The Rector, ChurchWardens and Vestrymen of Trinity Church in the City of New York (the "Landlord") and PhotoDisc, Inc. (the "Tenant") affecting portions of the building known as One Hudson Square (a/k/a 75 Varick Street), New York, New York, as amended by First Amendment of Lease dated as of October 31, 2000, the Agreement Regarding Sixth Floor Premises dated as of June 19, 2001 and Second Amendment of Lease dated as of November 20, 2001 collectively, the "Lease")

Ladies and Gentlemen:


        In accordance with your request, Landlord hereby grants Tenant permission to sublet to Morgan Stanley D.W. Inc. ("Subtenant") the entire fourth and sixth floors (the "Sublet Premises") in the above-referenced premises, pursuant to a Sublease dated as of November 5, 2001, and Amendment dated as of November 20, 2001 (collectively, the "Sublease") by and between Tenant, as Sublessor, and Subtenant, as Subtenant, subject to the following terms and conditions, to each of which Tenant and Subtenant each agree:

    1. A true and correct copy of the Sublease is attached hereto as Exhibit "A". Nothing contained herein or in the Sublease shall be construed to modify, waive, impair or affect any of the terms, provisions or conditions of the Lease, or to waive any breach thereof, or any rights of Landlord against any party liable or responsible for the performance thereof, and all of the terms, covenants and conditions of the Lease shall remain in full force and effect. Tenant shall remain liable, throughout the term of the Lease, for the performance of all of the Tenant's obligations thereunder, including, without limitation, the payment of all fixed and additional rent.

    2. Subtenant shall neither assign, pledge or encumber the Sublease nor sublet nor permit occupancy by others of all or any part of the Sublet Premises except in accordance with the provisions of the Lease and the Sublease. This consent by Landlord to the Sublease shall not be deemed to give Subtenant any rights to further sublet or permit the use or occupancy of all or any part of the Sublet Premises by others, whether voluntarily or involuntary, without Landlord's written consent in accordance with the terms of the Lease.

    3. Subtenant agrees that, notwithstanding any provisions to the contrary in the Sublease, the waivers, including but not limited to the waiver of subrogation, required to be made by any subtenant pursuant to the provisions of the Lease are hereby deemed made by Subtenant, which waivers shall continue in effect so long as required pursuant to the provisions of the Lease, but in no event beyond the expiration or sooner termination of the Sublease.

    4. The Sublease shall be subject and subordinate in all respects to the Lease and all of the terms, covenants and conditions thereof and Subtenant shall not violate or permit the violation of any of the terms, covenants or conditions of the Lease applicable to the Sublet Premises. The Tenant and Subtenant shall not modify the terms of the Sublease without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. If the terms of the Sublease are modified without the prior written consent of the Landlord (which consent shall not be unreasonably withheld), those modifications shall be void and of no effect against Landlord and shall not, in any way, be deemed approved or consented to by this letter.

    5. Both Tenant and Subtenant have only dealt with Plymouth Partners, Ltd. and CB Richard Ellis, Inc. (the "Brokers") in connection with this matter and Tenant shall pay said Brokers any commission and/or fees in connection with this transaction pursuant to separate agreement. Subtenant and Tenant shall, jointly and severally, defend, save and hold Landlord harmless from any brokerage fees and/or commissions arising by reason of Subtenant's rental of the Sublet Premises from Tenant, as well as all other claims, liability, losses or expenses, including reasonable attorneys' fees, incurred by Landlord in connection with any claims for a commission by any broker or agent in connection with this transaction. Landlord represents that it has not granted any broker an exclusive or "override" agreement whereby such party would be entitled to receive a commission in connection with the Sublease. Subtenant agrees that if Subtenant becomes a direct tenant of Landlord for the Sublet Premises or any part thereof upon the expiration or earlier termination of the Lease, Landlord shall not be responsible for the payment of any commissions or fees in connection with such direct lease, and Tenant and Subtenant jointly and severally agree to indemnify and hold Landlord harmless from and against any claims, liability, losses or expenses, including reasonable attorneys' fees, incurred by Landlord in connection with any claims for a commission by any broker or agent in connection with any such direct lease. Landlord represents that it has not granted any broker an exclusive or "override" agreement whereby such party would be entitled to receive a commission if the Subtenant becomes a direct tenant of Landlord for the Sublet Premises, and covenants that it shall not grant such an agreement unless Landlord agrees to be liable for the payment of such commissions.

    6. If Tenant shall default under the Sublease, Landlord shall incur no loss or liability by reason thereof.

    7. Upon the expiration or earlier termination of the Lease, or in the case of the surrender of the Lease by Tenant to Landlord, Subtenant shall be permitted to remain in occupancy of the Sublet Premises in accordance with the terms of a Non-Disturbance and Attornment Agreement by and between Landlord and Subtenant, and bearing even date herewith.

    8. Landlord hereby represents and warrants to Tenant and Subtenant that, as of the date hereof, the land and building at 1 Hudson Square (75 Varick Street), New York, New York are not subject to any mortgage or underlying lease to which Tenant or Subtenant's rights would be subordinate under Article Thirteen of the Lease.

    9. Tenant hereby grants Landlord a security interest in Tenant's right, title and interest in and to the Sublease, including the fixed and additional rent and all other amounts payable by the Subtenant pursuant to the Sublease, and, shall simultaneously herewith, deliver to Landlord a check in the amount of $300.00 to defray Landlord's legal expenses in connection with the granting of such security interest.

    10. Confirming the provisions of Article Seventeen (f)(4) of the Lease, if Landlord notifies Subtenant that Tenant is in default in the payment of rent or in the performance of its other obligations under the Lease beyond the expiration of applicable notice and cure periods, Subtenant shall, if requested by Landlord, pay all rent and other sums due under the Sublease directly to Landlord and Subtenant will not be liable to Tenant for the payment of such amounts.

    11. Landlord agrees that Subtenant shall be entitled to its Proportionate Share (as defined in the Sublease) of listings in the electronic building directory located in the lobby of the building.

    12. On any floor on which the Subtenant is a full-floor tenant, it shall be entitled to put a sign in the elevator lobby of such floor, subject to the Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

    13. Landlord agrees that it shall perform the work set forth in Exhibit A annexed hereto at Landlord's sole cost and expense in accordance with all applicable laws, on or before the dates set forth in such Exhibit.

    14. Landlord and Tenant each hereby consent to the Subtenant's use of the contractors set forth on Exhibit B hereto for purposes of performing Subtenant's alterations at the Sublet Premises.

    15. Clarifying the provisions of Paragraph 13(B) of the Sublease, in the event Landlord is entitled to receive any portion of Tenant's Profit in accordance with the provisions of Article Seventeen (k) of the Lease as a result of this Sublease or any permitted sub-sublease or assignment, Landlord shall receive all payments to which it shall be entitled under the Lease based on the aggregate consideration received by Tenant.

    16. Notwithstanding the provisions of Paragraph 14 of the Sublease, Subtenant shall indemnify Landlord on the same terms as Tenant is obligated to indemnify Landlord under the Lease, provided, however, that Subtenant shall not indemnify Landlord (i) for Tenant's acts nor in respect of Tenant's premises other than the Sublet Premises, or (ii) for the matters described in Paragraph 14(A)(iii) of the Sublease.

    17. Landlord acknowledges that Tenant has not supplied the financial information of Subtenant as required by Article Seventeen of the Lease. For the sole purpose of considering and granting this consent, Landlord waives this requirement.

    18. This Consent may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any change is sought.

    19. In the event of any conflict between the provisions of (i) the Lease or this Consent and (ii) the Sublease, the provisions of the Lease or this Consent shall prevail unaffected by the provisions of the Sublease. In the event of any conflict between the provisions of this Consent and the provisions of the Lease, the provisions of this Consent shall prevail. Furthermore, to the extent that any duty, obligation or covenant of the Subtenant under the Sublease is not as strict, or is less stringent than any similar corresponding duty, obligation or covenant of the Tenant under the Lease, the execution and delivery of this Consent by the Landlord shall not in any way be deemed to modify or amend the duty, obligation or covenant agreed to by the Tenant under the Lease or to have waived the Landlord's right to enforce against the Tenant any such duty, obligation or covenant as set forth in the Lease.

    20. Except to the extent expressly modified by the foregoing provisions of this letter agreement, the Lease and Sublease are each hereby ratified and confirmed in all respects.

    21. Getty Images, Inc. ("Getty") hereby confirms that (a) the Lease Guaranty Agreement dated April 6, 2000, pursuant to which Getty guaranteed the obligations of Tenant under the Lease remains in full force and effect, and (b) Getty consents to Tenant entering into the Sublease.

    22. This agreement may be executed in counterparts which, when taken together shall constitute a single agreement.

        Kindly sign, where indicated below to indicate your agreement with these terms.

                               Very truly yours,

                               THE RECTOR, CHURCH-WARDENS AND
                               VESTRYMEN OF TRINITY CHURCH IN THE
                               CITY OF NEW YORK

                               By:
                                  -------------------------------------
                                     Stephen D. Heyman
                                     Director of Commercial Real Estate Leasing

Agreed and Accepted:

Tenant:

PhotoDisc, Inc.

By:  [Signature Illegible]
   --------------------------
   Name:
   Title:


Subtenant:

Morgan Stanley D.W. Inc.

By:
   --------------------------
   Name:
   Title:

Guarantor, as to Paragraph 21 only

Getty Images, Inc.

By:  [Signature Illegible]
   --------------------------
   Name:
   Title:

    22. This agreement may be executed in counterparts which, when taken together shall constitute a single agreement.

        Kindly sign where indicated below to indicate your agreement with these terms.

                               Very truly yours,

                               THE RECTOR, CHURCH-WARDENS AND
                               VESTRYMEN OF TRINITY CHURCH IN THE
                               CITY OF NEW YORK

                               By:
                                  -------------------------------------
                                     Stephen D. Heyman
                                     Director of Commercial Real Estate Leasing

Agreed and Accepted:

Tenant:

PhotoDisc, Inc.

By:
   --------------------------
   Name:
   Title:

Subtenant:

Morgan Stanley D.W. Inc.

By:  /s/ FRED J. CARCICH
   --------------------------
   Name:  FRED J. CARCICH
   Title: FIRST VICE PRESIDENT
         REAL ESTATE DEPARTMENT


Guarantor, as to Paragraph 21 only

Getty Images, Inc.


By:
   --------------------------
   Name:
   Title:

    22. This agreement may be executed in counterparts which, when taken together shall constitute a single agreement.

        Kindly sign where indicated below to indicate your agreement with these terms.

                               Very truly yours,

                               THE RECTOR, CHURCH-WARDENS AND
                               VESTRYMEN OF TRINITY CHURCH IN THE
                               CITY OF NEW YORK

                               By: [Signature Illegible]
                                  -------------------------------------
                                    E.V.P. Real Estate


Agreed and Accepted:

Tenant:

PhotoDisc, Inc.

By:
   --------------------------
   Name:
   Title:


Subtenant:

Morgan Stanley D.W. Inc.



By:
   --------------------------
   Name:
   Title:



Guarantor, as to Paragraph 21 only

Getty Images, Inc.


By:
   --------------------------
   Name:
   Title:

                                   EXHIBIT A

Work to be done by Landlord, at Landlord's expense, in the Sublet Premises under the terms of the Lease:

    1. Smoke exhaust stubouts and general exhaust stubouts from the building shafts will be installed by Landlord by November 30, 2001.

    2. Supply and return ducts will be installed outside of each mechanical room by November 30, 2001.

    3. ACU 6-5 outside air connection will be completed by Landlord by November 30, 2001.

    4. Fourth and sixth floors are on temporary electric feeds (converted 208 feeds) until bus ducts are available. Landlord will be responsible for transferring Subtenant's electric service from the 208 service to new building bus ducts, such work to be done by February 1, 2002, subject to delays by Con Edison in completing any work to be done by the utility in effecting such transfer. Landlord represents that this temporary service shall provide a total demand load of 6 watts per rentable square foot to the Sublet Premises.

                                   EXHIBIT B
                            APPROVED SUB-CONTRACTORS


Electrical                                  Acoustics
----------                                  ---------

ADCO Electric                               National Acoustics
L.K. Comstock                               Jacobson Contracting
Cambell & Dawes Electric                    Duncan Interiors
Unity Electric                              Norlander
Petrocelli Electric
H&B Haskell and Buhler
Amtec/Sica

HVAC                                       Paint
----                                       -----

Penguin A/C Corp.                          Murray Hill Paint
Harbour Mechanical                         Hudson Shatz
P.J. Mechanical                            Cosmopolitan Painting
Crossland Ventilation                      Newport Painting & Decorating

Plumbing                                   Millwork
--------                                   --------

Lab Plumbing                               Norlander Contracting
Kaplan Breslaw Plumbing                    Island Architectural Woodwork
PAP Plumbing                               Nordic Interiors
Preferred Plumbing                         Gale Woodworking
                                           Hird Blaker
                                           Millright Woodwork

Sprinkler                                  Glazing
---------                                  -------

Active Sprinkler                           F&F Glass
Triangle Fire Protection                   Artisan Glazing
ABCO Peerless                              Lafayette Glass
Crossland Ventilation
Rael Automatic Sprinkler

Drywall
-------

Call Enterprises
Curtis Partition
Norlander Contracting
Jacobson Contracting
